================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 27, 2004

                            DAUGHERTY RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

  PROVINCE OF BRITISH COLUMBIA           0-12185                NOT APPLICABLE
(STATE OR OTHER JURISDICTION OF        (COMMISSION            (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)        FILE NUMBER)          IDENTIFICATION NO.)

    120 PROSPEROUS PLACE, SUITE 201
          LEXINGTON, KENTUCKY                                    40509-1844
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (859) 263-3948

================================================================================

ITEM 5. OTHER EVENTS

         On April 29, 2004, Daugherty Resources, Inc. completed an institutional private placement of 975,000 common shares for $5,832,450 and related transactions contemplated by its securities purchase agreement with the investors, as described in a press release included as an exhibit to this report and incorporated herein by reference.

         (c) Exhibits.

EXHIBIT
NUMBER       EXHIBIT
-------      -------
10.1         Securities Purchase Agreement dated as of April 27, 2004 between
             Daugherty Resources, Inc. and the investors named therein.

10.2         Registration Rights Agreement dated as of April 27, 2004 between
             Daugherty Resources, Inc. and the investors named therein.

10.3 Form of Common Stock Purchase Warrant dated April 27, 2004 issued pursuant to Securities Purchase Agreement dated as of April 27, 2004 between Daugherty Resources, Inc. and the investors named therein

20.1         Press Release dated April 29, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       DAUGHERTY RESOURCES, INC.

Date:  April 29, 2004                  By:      /s/  William S. Daugherty
                                           -------------------------------------
                                                  William S. Daugherty
                                                Chief Executive Officer
                                               (Duly Authorized Officer)
                                             (Principal Executive Officer)